SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A

                               AMENDMENT NO. 1 TO

                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): January 14, 1999


                 WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 6
             (Exact name of registrant as specified in its charter)


        California                  333-24111                    33-0761578
(State or other jurisdiction       (Commission                 (IRS Employer
     of incorporation)             File Number)              Identification No.)


          3158 Redhill Avenue, Suite 120, Costa Mesa, California 92626
           (Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code:  (714) 662-5565


                                       N/A
          Former name or former address, if changed since last report)

Item 7.  Financial Statements and Exhibits

         a.   Financial Statements of Businesses Acquired.

              Inapplicable.

         b.   Proforma Financial Information

              Proforma Balance Sheet, December 31, 1998 (Unaudited) Notes to Proforma Balance Sheet

         c.   Exhibits

         10.1 Amended and Restated Agreement of Limited Partnership of Ottawa I Limited Partnership (1)

         10.2 Amended and Restated Agreement of Limited Partnership of Preservation Partners I Limited Partnership (1)
         ------------------
         (1) Previously filed.

                 WNC HOUSING TAX CREDIT FUND VI, L.P., Series 6
                       (A California Limited Partnership)
                        (A Development-Stage Partnership)
                             PROFORMA BALANCE SHEET
                                December 31, 1998

                                     ASSETS

                                                             Historical              Proforma                Proforma
                                                              Balance              Adjustments                Balance

Cash and cash equivalents                                    $ 372,505             $ 1,543,500
                                                                                     (126,175)
                                                                                        44,473             $ 1,834,303

Subscriptions receivable                                     1,030,915                (44,473)                 986,442

Investment in limited partnerships, net                      6,440,762               2,881,093
                                                                                       126,175               9,448,030

Loan receivable                                                 50,000                (50,000)

Other assets                                                        -                        -                       -
                                                           -----------             -----------             -----------
                                                           $ 7,894,182             $ 4,374,593            $ 12,268,775
                                                             =========              ==========              ==========


                        LIABILITIES AND PARTNERS' EQUITY

LIABILITIES:

Notes payable to limited partnerships                       $ 1,734,427            $ 2,881,093
                                                                                      (50,000)             $ 4,565,520

Loan payable                                                    113,269                                        113,269

Accrued fees and expenses due to
  General partner and affiliates                                173,323                      -                 173,323
                                                           ------------
                                                              2,021,019              2,831,093               4,852,112
                                                              ---------

PARTNERS' EQUITY (DEFICIT)
  General partner                                               (7,977)                (2,590)                (10,567)
  Limited partners                                            5,881,140              1,546,090               7,427,230
                                                              ---------
              Total partners' equity                          5,873,163              1,543,500               7,416,663
                                                              ---------                                      ---------

                                                            $ 7,894,182            $ 4,374,593            $ 12,268,775
                                                            ===========             ==========

                                  -Unaudited-
                See Accompanying Notes to Proforma Balance Sheet

                 WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 6
                       (A California Limited Partnership)
                        (A Development-Stage Partnership)
                    NOTES TO UNAUDITED PROFORMA BALANCE SHEET


NOTE 1 - GENERAL

The information contained in the following notes to the proforma balance sheet is condensed from that which appears in the financial statements. Accordingly, this proforma balance sheet should be reviewed in conjunction with the financial statements and related notes thereto contained in the WNC Housing Tax Credit Fund VI, L.P., Series 6 financial statements dated December 31, 1998. WNC Housing Tax Credit Fund VI, L.P., Series 6 is referred to in these notes as the "Partnership."

NOTE 2 - INTRODUCTION TO PROFORMA ADJUSTMENTS

As of December 31, 1998, the Partnership had acquired a limited partnership interest in four limited partnerships: Trenton Village Apartments., L.P. (TRENTON); United Development Co., L.P. - 97.0 (UNITED 97.0); Desloge Associates I, L.P. (DESLOGE); and Brighton Ridge Apartments, L.P. (BRIGHTON RIDGE). Each owns one apartment complex. Subsequent to December 31, 1998, the Partnership has acquired an interest in two limited partnerships: Ottawa I, L.P. (OTTAWA) and Preservation Partners I, L.P. (PRESERVATION). OTTAWA owns one apartment complex and PRESERVATION owns three: the Autumn Ridge I Apartments (PRESERVATION AUTUMN), the Pontiac "A" Apartments (PRESERVATION PONTIAC) and the Shumway Apartments (PRESERVATION SHUMWAY). The Partnership is negotiating to acquire a limited partnership interest in one other partnership that owns one apartment complex: West Mobile County Housing, Ltd. (WEST MOBILE). These investments commit the Partnership to capital contributions as follows:



                       OTTAWA                              $     402,847
                       PRESERVATION AUTUMN                       166,315
                       PRESERVATION PONTIAC                      166,084
                       PRESERVATION SHUMWAY                      182,299
                       WEST MOBILE                             1,963,548
                                                               ---------
                                                            $  2,881,093

In accordance with Article 11, Proforma Financial Information of Regulation S-X of the Securities and Exchange Commission, the accompanying proforma balance sheet was computed assuming that the limited partnerships discussed above were acquired at the end of the period presented. The first adjustment to cash and the adjustment to partners' equity of $1,543,500 reflects the net proceeds from December 31, 1998 to January 29, 1999 from issuance of 1,850 units of limited partners' capital ($1,850,000 less notes receivable and commissions and offering costs of $47,500 and $259,000, respectively.) The second adjustment to cash and the adjustment to subscriptions receivable of $44,473 reflects the collection of subscriptions receivable from the above subscriptions. The adjustment to investment in limited partnerships and the first adjustment to notes payable to limited partnerships of $2,881,093 reflects the Partnership's acquisition of the three limited partnership interests as if the Partnership's date of acquisition was December 31, 1998. The second adjustment to investment in limited partnerships and the third adjustment to cash of $126,175 reflects the acquisition fee from the proceeds raised from December 31, 1998 to January 29, 1999. The second adjustment to notes payable and the adjustment to loan receivable of $50,000 reflects the application of the loan receivable to the note payable upon acquisition of the limited interest in PRESERVATION.

The three limited partnerships (five apartment complexes) were under construction or rehabilitation during the period presented and had no operations which should be reported. The Partnership will use the equity method of accounting to account for its investments in these local limited partnerships.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                 WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 6

Date: May 6, 1999                   By:     WNC &  Associates, Inc.,
                                            General Partner

                                            By:   /s/ JOHN B. LESTER, JR.
                                                  John B. Lester, Jr.,
                                                  President